UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

BIOAMBER INC.

(Exact name of registrant as specified in charter)

Delaware	001-35905	98-0601045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Rene Levesque West, Suite 4310 Montreal, Quebec, Canada H3B 4W8

(Address of principal executive office)

Registrant’s telephone number, including area code (514) 844-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 1.01Entry into a Material Definitive Agreement.

On August 1, 2017, BioAmber Inc., a Delaware corporation (“BioAmber”), Mitsui & Co., Ltd. (“Mitsui”) and BioAmber Sarnia Inc. (“BioAmber Sarnia”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) pursuant to which BioAmber acquired Mitsui’s entire 38.9% interest in the BioAmber Sarnia joint venture, increasing its ownership stake to 100%, subject to the terms and conditions set forth in the Share Purchase Agreement. The Second Amended and Restated Joint Venture Agreement dated February 15, 2016 among BioAmber, Mitsui and BioAmber Sarnia (the “JVA”) was terminated concurrently with the closing of such transaction, and, with the exception of certain obligations which survive termination, Mitsui was released from its obligations and liabilities under the JVA. Although the JVA contained a put option which would have required BioAmber to purchase Mitsui’s interest for a purchase price of 50% of Mitsui’s equity in the joint venture, pursuant to the terms of the Share Purchase Agreement, the purchase price paid by BioAmber for Mitsui’s 38.9% interest was CAD $1.0. The Share Purchase Agreement contains customary representations, warranties, indemnities and covenants by each of the parties thereto.

As further consideration for Mitsui’s sale of its interest, BioAmber, BioAmber Sarnia and Mitsui entered into an Indemnity Agreement, dated August 1, 2017 (the “Indemnity Agreement”), pursuant to which BioAmber and, subject to the prior consents required to be obtained from its lenders, BioAmber Sarnia, have agreed to indemnify Mitsui for any payments made by Mitsui pursuant to its guarantee of BioAmber Sarnia’s obligations under BioAmber Sarnia’s CAD $20.0 million commercial loan agreement with Comerica Bank, Export Development Canada and Farm Credit Canada and the other parties thereto (the “EDC Loan Agreement”) and BioAmber Sarnia’s CAD $15.0 million loan agreement with the Minister of Economic Development and Trade of Ontario, Canada (Sustainable Jobs Innovation Fund) (the “SJIF Loan Agreement”). BioAmber, BioAmber Sarnia and Mitsui also entered into a Security Agreement, dated August 1, 2017 (the “Security Agreement” and together with the Share Purchase Agreement and the Indemnity Agreement, the “Agreements”), pursuant to which BioAmber and, subject to the prior consents required to be obtained from its lenders, BioAmber Sarnia, pledged all of their personal property as security for their obligations under the Indemnity Agreement. BioAmber and BioAmber Sarnia have agreed with Mitsui that in the event a strategic investor acquires 25% or more of BioAmber or BioAmber Sarnia, on a consolidated basis, or any investor acquires 25% or more of BioAmber Sarnia, BioAmber or BioAmber Sarnia, as applicable, shall either (i) cause such party to fully assume any guarantee obligations that Mitsui may have for the EDC Loan Agreement and the SJIF Loan Agreement or (ii) take any and all actions to ensure that Mitsui will be released from all liability under its guarantee obligations for the EDC Loan Agreement and the SJIF Loan Agreement. Pursuant to the Share Purchase Agreement, the members of BioAmber Sarnia’s board of directors nominated by Mitsui will resign effective August 1, 2017.

The closing of the transaction contemplated by the Agreements took place on August 1, 2017.

Copies of the Share Purchase Agreement, the Indemnity Agreement and the Security Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing description of the Share Purchase Agreement, the Indemnity Agreement and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 1.02Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01Entry into a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.02Results of Operations and Financial Condition

On August 3, 2017, BioAmber Inc. issued a press release announcing its preliminary financial results for the three months ended June 30, 2017.  The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any of them be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

On August 3, 2017, BioAmber issued a press release announcing it had entered into the Share Purchase Agreement. The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Share Purchase Agreement, dated August 1, 2017, by and among BioAmber Inc., BioAmber Sarnia Inc. and Mitsui & Co., Ltd
10.2	Indemnity Agreement, dated August 1, 2017, by and among BioAmber Inc., BioAmber Sarnia Inc. and Mitsui & Co., Ltd.
10.3	Security Agreement, dated August 1, 2017, by and among BioAmber Inc., BioAmber Sarnia Inc. and Mitsui & Co., Ltd.
99.1	Press Release of BioAmber Inc. dated August 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2017	BIOAMBER INC.

	By:	/s/ Fabrice Orecchioni
President, Chief Operations Officer and Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Share Purchase Agreement, dated August 1, 2017, by and among BioAmber Inc., BioAmber Sarnia Inc. and Mitsui & Co., Ltd.
10.2	Indemnity Agreement, dated August 1, 2017, by and among BioAmber Inc., BioAmber Sarnia Inc. and Mitsui & Co., Ltd.
10.3	Security Agreement, dated August 1, 2017, by and among BioAmber Inc., BioAmber Sarnia Inc. and Mitsui & Co., Ltd.
99.1	Press Release of BioAmber Inc. dated August 3, 2017.